EXHIBIT 99.3

Xerium Technologies, Inc.

Reconciliation of Trailing Twelve Month Bank Adjusted EBITDA

	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010
Net income (loss)	$13,105	$2,240	$3,508	$3,041	$(168,007)	$(4,709)	$14,118	$21,536	$(4,349)	$(9,448)	$1,601	$(7,381)	$(96,765)	$(30,157)	$(40,011)	$(3,656)
Income tax provision (benefit)	3,686	1,963	2,510	1,401	(11,558)	3,639	1,911	794	(2,443)	3,892	2,697	3,424	2,304	2,136	5,050	4,318
Interest expense, net	8,386	14,484	10,930	12,187	15,789	25,221	766	16,230	16,287	15,957	15,570	16,425	19,348	15,644	16,865	12,020
Depreciation and amortization	11,313	11,619	11,480	10,999	11,846	12,003	11,956	11,738	10,231	9,788	10,130	10,851	11,098	10,451	10,090	10,222

EBITDA	36,490	30,306	28,428	27,628	(151,930)	36,154	28,751	50,298	19,726	20,189	29,998	23,319	(64,015)	(1,926)	(8,006)	22,904
Unrealized foreign exchange gain on revaluation of debt	1,465	(322)	(571)	19	3,680	(1,985)	—	—	—	—	—	—	—	—	—	—
Amendment/termination costs	—	—	116	—	—	800	5,198	483	285	—	—	—	—	—	—	—
Change in fair value of interest rate swaps	—	—	—	—	—	—	13,704	450	(468)	(398)	(397)	(859)	(2,164)	—	—	—
Changes in value of other derivatives	—	—	—	—	(3,503)	(2,126)	—	—	—	—	—	—	—	—	—	—
Operational restructuring expenses	176	1,274	969	4,133	1,186	532	2,651	1,817	—	114	1,026	87	1,184	1,567	1,796	1,199
Inventory write-offs under restructuring programs	—	—	—	14	75	—	—	199	256	103	142	104	—	—	—	—
Growth program costs	—	—	—	617	1,197	1,764	—	—	—	—	—	—	—	—	—	—
Non-cash compensation and related expenses	779	389	561	535	(24)	471	(197)	500	1,235	161	885	778	481	2,389	1,041	2,068
Non-cash impairment charges	—	—	2,095	—	185,689	—	67	405	3,517	—	—	1,667	80,602	—	748	2,123
Non-recurring expenses resulting from cost reduction programs	1,030	561	5,009	(102)	150	—	—	—	—	—	—	—	—	—	—	—
Change in accounting policies	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,400)	—	—
Financial restructuring costs	—	—	—	—	—	—	—	—	—	—	—	—	—	9,563	15,251	799
Write-off of deferred financing costs as “reorganization items”	—	—	—	—	—	—	—	—	—	—	—	—	—	14,283	—	—
Expenses incurred in connection with indebtedness or refinancing transaction	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,400	—

Adjusted EBITDA for the quarter	$39,940	$32,208	$36,607	$32,844	$36,520	$35,610	$50,174	$54,152	$24,551	$20,169	$31,654	$25,096	$16,088	$24,476	$25,230	$29,093

Adjusted EBITDA for the last twelve months (LTM)				$141,599	$146,021	$148,787	$160,733	$176,456	$164,487	$149,046	$130,526	$101,470	$93,007	$109,411	$102,222	$103,399

														(A )	(A )	(A	)

Note (A) — Adjusted EBITDA for Q1 2010, Q2 2010, Q3 2010 and LTM for Q1 2010, Q2 2010 and Q3 2010 have been presented in accordance with the definition of Adjusted EBITDA in the Amended and Restated Credit Facility. Adjusted EBITDA for Q409 has been fixed by the Amended & Restated Credit Facility at $24,600. LTM for Q1 2010 includes $12,097 of addbacks/(deductions) for Q209 through Q409 that were not applicable under the definition of Adjusted EBITDA under the pre-petition credit facility: $8,736 of financial restructuring costs, $3,420 for changes in fair value of interest rate swaps and ($59) pertaining to other deductions. LTM for Q2 2010 includes $11,332 of addbacks/(deductions) for Q309 and Q409 that were not applicable under the definition of Adjusted EBITDA under the pre-petition credit facility: $8,462 of financial restructuring costs, $3,023 for changes in fair value of interest rate swaps and ($153) pertaining to other deductions. LTM for Q3 2010 includes addbacks/(deductions) for Q409 through Q310 that were not applicable under the definition of Adjusted EBITDA under the pre-petition credit facility: $6,501 of financial restructuring costs, $2,164 for changes in fair value of interest rate swaps and ($153) pertaining to other deductions. Adjusted EBITDA for all other periods has been presented in accordance with the definition of Adjusted EBITDA under the credit facility in effect at that time. Therefore, Adjusted EBITDA for those periods may not be comparable to Adjusted EBITDA for Q1, Q2, or Q3 2010 or LTM Q1, Q2, or Q3 2010.

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EXHIBIT 99.3

Xerium Technologies, Inc.

Reconciliation of Total Working Capital as a Percentage of Revenue

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010

Net Sales	$170,393	$159,307	$149,452	$116,503	$120,843	$130,308	$132,437	$135,015	$132,827	$135,899

Accounts Receivable	$118,511	$105,419	$100,574	$82,751	$83,216	$88,165	$83,602	$88,475	$83,268	$91,503
Inventory	118,328	96,245	85,543	84,565	86,259	82,128	78,174	75,583	72,802	78,863
Less: “Trade AP” (per calculation below)	40,130	33,933	40,800	30,098	27,340	25,212	27,652	26,057	27,029	26,517

Total Working Capital	$196,709	$167,731	$145,317	$137,218	$142,135	$145,081	$134,124	$138,001	$129,041	$143,849

% of Net Sales	28.9%	26.3%	24.3%	29.4%	29.4%	27.8%	25.3%	25.6%	24.3%	26.5%

Calculation of Trade AP

Accounts Payable	$46,102	$39,968	$53,076	$35,184	$30,172	$27,703	$32,124	$30,488	$30,923	$31,991
Less:Deposits Received	(3,257)	(4,243)	(2,558)	(3,692)	(2,074)	(1,550)	(2,014)	(2,899)	(2,394)	(3,493)
Less: Other Payables	(2,715)	(1,792)	(9,718)	(1,394)	(758)	(941)	(2,458)	(1,532)	(1,500)	(1,981)

Trade AP	$40,130	$33,933	$40,800	$30,098	$27,340	$25,212	$27,652	$26,057	$27,029	$26,517

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Xerium Technologies, Inc.

Reconciliation of Selling, General & Administrative Expenses as a Percentage of Revenue, excluding Operational Restructuring Expense and Financial Restructuring Expense

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010

Net Sales	$159,307	$149,452	$116,503	$120,843	$130,308	$132,437	$135,015	$132,827	$135,899

Calculation of Selling, General & Administrative Expense, excluding Operational Restructuring Expense:

Selling Expense	$20,125	$17,738	$16,508	$16,075	$16,991	$17,234	$18,042	$17,901	$18,043
General & Administrative Expense	28,265	21,790	13,208	6,464	15,428	21,069	26,850	17,595	15,652
Research & Development Expense	2,910	2,631	2,720	2,740	2,708	3,141	2,868	2,952	2,887

Total Selling and General & Administrative Expense, excluding Operational Restructuring Expenses	$51,300	$42,159	$32,436	$25,279	$35,127	$41,444	$47,760	$38,448	$36,582

% of Net Sales, excluding Operational Restructuring Expense	32.2%	28.2%	27.8%	20.9%	27.0%	31.3%	35.4%	28.9%	26.9%

Calculation of Selling, General & Administrative Expense, excluding Operational and Financial Restructuring Expense:

Total Selling and General & Administrative Expense, excluding Operational Restructuring Expenses (calculated above)	$51,300	$42,159	$32,436	$25,279	$35,127	$41,444	$47,760	$38,448	$36,582
Less: Financial Restructuring Expenses	(151)	(21)	—	(274)	(1,962)	(6,500)	(9,463)	(459)	—

Total Selling and General & Administrative Expense, excluding Operational and Financial Restructuring Expenses	$51,149	$42,138	$32,436	$25,005	$33,165	$34,944	$38,297	$37,989	$36,582

% of Net Sales, excluding Operational and Financial Restructuring Expenses	32.1%	28.2%	27.8%	20.7%	25.5%	26.4%	28.4%	28.6%	26.9%